Calculation of Earnings per Share	9 Months Ended
Sep. 30, 2016
Earnings Per Share [Abstract]
Calculation of Earnings per Share
Calculation of Earnings per Share
Basic earnings per share is calculated by dividing net income by the weighted-average number of shares outstanding during the period. Diluted earnings per share is calculated by dividing net income attributable to VCA Inc. by the weighted- average number of common shares outstanding, after giving effect to all dilutive potential common shares outstanding during the period. Basic and diluted earnings per share were calculated as follows (in thousands, except per share amounts):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net income attributable to VCA Inc.	$58,231	$54,854	$168,508	$147,454
Weighted-average common shares outstanding:
Basic	80,924	80,815	80,845	81,700
Effect of dilutive potential common shares:
Stock options	270	338	287	338
Non-vested shares and units	618	642	563	706
Diluted	81,812	81,795	81,695	82,744
Basic earnings per common share	$0.72	$0.68	$2.08	$1.80
Diluted earnings per common share	$0.71	$0.67	$2.06	$1.78

9.	Calculation of Earnings per Share, continued
For the three months ended September 30, 2016, there were 10,256 potential common shares excluded from the computation of diluted earnings per share because their inclusion would have had an antidilutive effect. There were no potential common shares excluded from the computation of diluted earnings per share for the three months ended September 30, 2015.
For the nine months ended September 30, 2016, there were 18,739 potential common shares excluded from the computation of diluted earnings per share because their inclusion would have had an antidilutive effect. For the nine months ended September 30, 2015, there were 24,735 potential common shares excluded from the computation of diluted earnings per share because their inclusion would have had an antidilutive effect.